SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 4, 1999

                                 TV Guide, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           0-22662                                      73-1290412
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                             7140 South Lewis Avenue
                           Tulsa, Oklahoma 74136-5422
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (918) 488-4000




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Item 5.           Other Events.

         Merger Agreement. On October 4, 1999, TV Guide, Inc. ("TV Guide") and Gemstar International Group Limited, a British Virgin Islands corporation ("Gemstar"), announced that they had entered into an Agreement and Plan of Merger, dated as of October 4, 1999 (the "Merger Agreement"), among TV Guide, Gemstar and G Acquisition Subsidiary Corp., a Delaware corporation and a wholly owned subsidiary of Gemstar ("Sub"), providing, upon the terms and subject to the conditions set forth therein, for the acquisition of TV Guide by Gemstar through the merger of Sub with and into TV Guide, with TV Guide being the surviving corporation (the "Merger"). A copy of the Merger Agreement (including the form of certificate of merger which will be used to effect the Merger) is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

         Bylaws. Pursuant to the Merger Agreement, upon consummation of the Merger, the bylaws of Gemstar will be in the form set forth as Exhibit 99.2 hereto, which is hereby incorporated by reference herein.

         Voting Agreements. Simultaneously with the execution of the Merger Agreement, each of Henry C. Yuen ("Yuen"), Elsie Ma Leung ("Leung"), Dynamic Core Holdings Limited ("Dynamic"), of which Thomas Lau (a director of Gemstar) is the sole stockholder and THOMSON multimedia S.A. ("Thomson") entered into a voting agreement with TV Guide. Also simultaneously with the execution of the Merger Agreement, each of Liberty Media Corporation ("Liberty") and The News Corporation Limited ("News Corp.") and certain of their respective affiliates entered into a voting agreement with Gemstar. Copies of the foregoing voting agreements described in this paragraph (the "Voting Agreements") are attached hereto as Exhibits 99.3 to 99.8 and are hereby incorporated by reference herein.

         Stockholders Agreement. Simultaneously with the execution of the Merger Agreement, Yuen, Liberty, News Corp. and Gemstar entered into a stockholders agreement (the "Stockholders Agreement"), which will become effective upon the completion of the Merger. A copy of the Stockholders Agreement is attached hereto as Exhibit 99.9 and is hereby incorporated by reference herein.

         Yuen Amendment. Simultaneously with the execution of the Merger Agreement, Yuen's existing employment agreement with Gemstar and its subsidiary was amended (the "Yuen Amendment"). A copy of the Yuen Amendment is attached hereto as Exhibit 99.10 and is hereby incorporated by reference herein.

         Executive Employment Agreements. TV Guide has entered into employment agreements with each of Joachim Kiener ("Kiener") and Peter C. Boylan III ("Boylan"), which agreements will be assumed by Gemstar in the Merger. A copy of Kiener's employment agreement is attached hereto as Exhibit 99.11 and a copy of Boylan's employment agreement is attached hereto as Exhibit 99.12, and each is hereby incorporated by reference herein.

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         Options. Simultaneously with the execution of the Merger Agreement, each of TV Guide and Gemstar granted the other an option to purchase 14.9% of its common stock. A copy of each option is attached hereto as Exhibits 99.13 and
99.14 and each is hereby incorporated by reference herein.

         Amendments to Rights Agreement. Pursuant to the Merger Agreement, Gemstar will make certain amendments (the "Rights Amendments") to the existing Rights Agreement, dated July 10, 1998, between Gemstar and American Stock Transfer & Trust Company. A copy of the Rights Amendments is attached hereto as
Exhibit 99.15 and is hereby incorporated by reference herein.

         Amendments to Merger Agreement. On February 7, 2000, Gemstar, Sub and TV Guide entered into an Amendment (the "Merger Agreement Amendment") to the Merger Agreement. The Merger Agreement Amendment sets forth the agreement of the parties with respect to the forms of Gemstar's Certificate of Incorporation and Bylaws following Gemstar's change in place of incorporation from the British Virgin Islands to the State of Delaware and the completion of the Merger and certain other matters. A copy of the Merger Agreement Amendment is attached hereto as Exhibit 99.16 and is hereby incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description

99.1      Merger Agreement (including form of certificate of merger)(1)

99.2      Form of Gemstar bylaws(1)

99.3 Voting Agreement between Yuen and TV Guide (Incorporated by reference to Exhibit 1 to Schedule 13D/A, filed January 5, 2000, with respect to ownership of securities of Gemstar International Group Limited)

99.4      Voting Agreement between Leung and TV Guide(1)

99.5 Voting Agreement between Dynamic and TV Guide (Incorporated by reference to Exhibit 1 to Schedule 13D, filed January 5, 2000, with respect to ownership of securities of Gemstar International Group Limited)

99.6      Voting Agreement between Thomson and TV Guide(1)

99.7 Voting Agreement among Liberty, certain of its controlled affiliates and Gemstar (Incorporated by reference to Exhibit 7(i) to Schedule 13D/A, filed November 4, 1999, with respect to ownership of securities of TV Guide, Inc.)

99.8 Voting Agreement among News Corp., certain of its controlled affiliates and Gemstar (Incorporated by reference to Exhibit 10.8 to Schedule 13D/A, filed November 4, 1999, with respect to ownership of securities of TV Guide, Inc.)

99.9      Stockholders Agreement(1)

99.10     Yuen Amendment(1)


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99.11     Employment agreement between TV Guide and Kiener(1)

99.12     Employment agreement between TV Guide and Boylan(1)

99.13 Option agreement between TV Guide and Gemstar with respect to Gemstar stock(1)

99.14 Option agreement between TV Guide and Gemstar with respect to TV Guide stock(1)

99.15     Rights Amendments(1)

99.16     Merger Agreement Amendment(1)
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(1)  Incorporated by reference from Current Report on Form 8-K of Gemstar
     International Group Limited, Commission File Number 0-26878, filed February 8, 2000.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 8, 2000
                                            TV GUIDE, INC.


                                            By:  /s/ Peter C. Boylan III
                                                 -----------------------
                                                     Peter C. Boylan III
                                                     President and
                                                     Chief Operating Officer


                                            By:  /s/ Craig M. Waggy
                                                 -----------------------
                                                     Craig M. Waggy
                                                     Senior Vice President and
                                                     Chief Financial Officer





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